SUPPLEMENT DATED MAY 20, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST


The last 7 paragraphs at the end of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted and replaced with the following for the JNL/PIMCO Total Return Bond Fund:

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PA Fund Management LLC (formerly, PIMCO Advisors Fund Management LLC) ("PA Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the JNL/PIMCO Total Return Bond Fund (the "Fund"), that it intended to recommend that the Commission bring civil and administrative actions against PA Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff's investigation of "market timing" and related trading activities in certain series of PIMCO Funds:
Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PA Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of certain MMS Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PA Fund Management, PEA, PAD, PIMCO, ADAM and/or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PA Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PA Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the "PIMCO Funds"). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

Since February 2004, PIMCO, PAD, PA Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO believes that other similar lawsuits may be filed in federal or state courts naming as defendants ADAM, PIMCO, PAD, PA Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO's ability to perform its investment advisory services to the Fund.

The foregoing speaks only as of the date of this supplement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.



This Supplement is dated May 20, 2004.



(To be used with VC3656 Rev. 05/04,  VC3657 Rev. 05/04, VC3723 Rev. 5/04, VC5825
05/04,  NV3174CE Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev. 05/04, NV4224 Rev.
05/04, VC5526 Rev. 05/04,  NV5526 Rev. 05/04, NV5825 Rev. 5/04,  FVC4224FT 5/04,
HR105 Rev. 05/04, and VC2440 Rev. 05/04.)

                                                                     V5837 5/04